SMITH BARNEY AGGRESSIVE GROWTH FUND INC (the “Fund”)

SUPPLEMENT DATED OCTOBER 1, 2005

TO THE PROSPECTUS

AND TO THE STATEMENT OF ADDITIONAL INFORMATION, EACH AS AMENDED,

DATED DECEMBER 29, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Fund’s Board of Directors has approved an amendment to the Advisory Agreement between the Fund and Smith Barney Fund Management LLC. Effective October 1, 2005, the Advisory Agreement’s current fee schedule will be replaced with the fee schedule described below:

Currently Effective Fee Schedule

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate

First $5.0 billion	0.600%
Next $2.5 billion	0.575%
Next $2.5 billion	0.550%
Over $10 billion	0.500%

Fee Schedule, effective October 1, 2005

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate

First $1 billion	0.600%
Next $1 billion	0.575%
Next $3 billion	0.550%
Next $5 billion	0.525%
Over $10 billion	0.500%

The terms of the amended Advisory Agreement are the same in all other material respects as those of the current Advisory Agreement. Fees under the current and amended Advisory Agreements are calculated daily and payable monthly.

FD—03264